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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                November 3, 2005

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                          GENERAL MARITIME CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        REPUBLIC OF THE MARSHALL ISLANDS
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

       001-16531                                       06-159-7083
(COMMISSION FILE NUMBER)                   (I.R.S. EMPLOYER IDENTIFICATION NO.)

                                 299 Park Avenue
                                  Second Floor
                               New York, NY 10171
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 763-5600
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events

On November 2, 2005, subsidiaries of General Maritime Corporation (the "Company") entered into agreements with affiliates of Seatankers Management Co., Ltd Cyprus ("Seatankers") under which such affiliates of Seatankers are to purchase six double-sided Aframax vessels from the Company's subsidiaries for an aggregate purchase price of $127.5 million. On November 3, 2005, a subsidiary of the Company entered into an agreement with an affiliate of Polembros Shipping of Greece to sell the Genmar Commander, a single-hull Aframax vessel, for $18.5 million. The sale of these vessels is subject to additional customary terms. Deliveries of the six double-sided Aframax vessels are anticipated to occur from November 2005 to January 2006, and delivery of the Genmar Commander is expected to take place in late November 2005. A copy of the Company's press release announcing these agreements is attached hereto as Exhibit 99.1.


Item 9.01  Financial Statements and Exhibits
(c) Exhibits.

Exhibit No.        Description
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   99.1            Press Release dated November 3, 2005.



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                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GENERAL MARITIME CORPORATION
                                        (Registrant)


                                        By: /s/ John C. Georgiopoulos
                                            ---------------------------------
                                        Name: John C. Georgiopoulos
                                        Title: Chief Administrative Officer


Date: November 3, 2005




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